                                                                     Exhibit 4.3

NUMBER                                                                    SHARES

 AB



AIRBORNE, INC. SEAL



 COMMON STOCK                                                      COMMON STOCK

PAR VALUE $1.00                                                  PAR VALUE $1.00



THIS CERTIFICATE IS TRANSFERABLE                        CUSIP 009269 10 1
    IN NEW YORK CITY, NY                     SEE REVERSE FOR CERTAIN DEFINITIONS



                                 AIRBORNE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that



is the owner of


   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF AIRBORNE, INC.

transferable on the Books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
                THE BANK OF NEW YORK

BY                      TRANSFER AGENT AND REGISTRAR,


                                   /s/ David C. Anderson    /s/ Robert S. Cline

           AUTHORIZED SIGNATURE           Secretary        Chairman of the Board

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

                             UNIF GIFT MIN ACT-............Custodian............
                                                  (Cust)               (Minor)
                                               under Uniform Gifts to Minors
                                               Act...............
                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For Value received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________


________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)


________________________________________________________________________________


_________________________________________________________________________ Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated_______________________

                                            ____________________________________
                                                       SIGNATURE

Signature(s) Guaranteed:

___________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S); AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.